UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

Filed by Registrant  ☑                    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DEUTSCHE HIGH INCOME TRUST

DEUTSCHE MUNICIPAL INCOME TRUST

DEUTSCHE STRATEGIC MUNICIPAL INCOME TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

DEUTSCHE HIGH INCOME TRUST (“KHI”)

DEUTSCHE MUNICIPAL INCOME TRUST (“KTF”)

DEUTSCHE STRATEGIC MUNICIPAL INCOME TRUST (“KSM”)

345 PARK AVENUE

NEW YORK, NEW YORK 10154

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 30, 2016

This is the formal notice for the joint annual meeting of shareholders of KHI, KTF and KSM (individually, a “Fund” and collectively, the “Funds”). It tells you the proposal that you will be asked to vote on and the time and place of the joint annual meeting, in the event you choose to attend in person.

To the shareholders of the Funds:

A joint annual meeting of shareholders of each Fund will be held September 30, 2016 at 9:00 a.m. (Eastern time), at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following proposal (the “Proposal”):

PROPOSAL:	To elect Board Members to the Board of Trustees of each Fund (each a “Board”) as outlined below:

(A)	For KHI only, to elect four (4) Class II Board Members to the Board of Trustees of the Fund.

(B)	For KTF and KSM only, to elect five (5) Board Members to the Board of Trustees of each Fund:

(i) three (3) Class II Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a separate class.

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting and at any adjournment(s) or postponement(s) thereof.

Holders of record of shares of each Fund at the close of business on July 20, 2016 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH BOARD MEMBER NOMINEE.

For KHI, to the extent permitted by the Fund’s Amended and Restated Agreement and Declaration of Trust, any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice to the extent permitted by the Fund’s Amended and Restated Agreement and Declaration of Trust.

For KTF and KSM, any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

This notice and the related proxy materials are being mailed to shareholders of each Fund on or about August 22, 2016. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Board

John Millette

Secretary

August 18, 2016

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with your Board’s recommendation on the Proposal. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call Georgeson Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (866-821-2570), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

DEUTSCHE HIGH INCOME TRUST (“KHI”)

DEUTSCHE MUNICIPAL INCOME TRUST (“KTF”)

DEUTSCHE STRATEGIC MUNICIPAL INCOME TRUST (“KSM”)

JOINT PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

August 18, 2016

GENERAL

This joint proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of each of KHI, KTF and KSM (each a “Fund” and collectively, the “Funds”), for use at the annual meeting of shareholders of each Fund to be held jointly at the offices of Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), 345 Park Avenue, New York, New York 10154 on September 30, 2016 at 9:00 a.m. (Eastern time), and at any adjournment(s) or postponement(s) thereof (the “Meeting”). The principal executive address of each Fund is 345 Park Avenue, New York, New York 10154.

This Proxy Statement, along with the enclosed Notice of Joint Annual Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), are first being mailed to shareholders on or about August 22, 2016. The Proxy Statement explains what you should know before voting on the proposal described herein. Please read it carefully and keep it for future reference.

The term “Board,” as used herein, refers to the board of trustees of each Fund. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Fund (each a “Trustee”).

The Meeting is being held to consider and to vote on the following proposal (the “Proposal”) for each Fund, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL: To elect Board Members to the Board of Trustees of each Fund as outlined below:

(A)	For KHI only, to elect four (4) Class II Board Members to the Board of Trustees of the Fund.

(B)	For KTF and KSM only, to elect five (5) Board Members to the Board of Trustees of each Fund:

(i) three (3) Class II Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a separate class.

THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE

FOR THE ELECTION OF EACH

BOARD MEMBER NOMINEE.

The vote required to approve the Proposal is described under “Proposal  —Election of Board Members — Required Vote” and “Additional Information — Quorum and Required Vote.”

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting and at any adjournment(s) or postponement(s) thereof.

The most recent Annual Report of each Fund, containing audited financial statements (each, an “Annual Report”), previously has been furnished to each Fund’s shareholders. An additional copy of an Annual Report and the most recent Semi-Annual Report (each a “Semi-Annual Report”) succeeding an Annual Report, if any, will be furnished without charge upon request by writing to your Fund at 345 Park Avenue, New York, New York 10154, or by calling 800-349-4281. Annual Reports and Semi-Annual Reports also are available on the Deutsche Asset Management website at www.deutschefunds.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

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PROPOSAL

ELECTION OF BOARD MEMBERS

Shareholders of each Fund are being asked to elect Board Members to the Board of their Fund as described below.

For KHI only. Pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, the Board of the Fund has been divided into three (3) classes with Board Members of each class being elected to serve until the third annual meeting following their election. At the Meeting, four (4) Class II Board Members are to be elected by shareholders of the Fund, each to hold office until the annual meeting of shareholders in 2019, or until the termination of the Fund as described below has been completed, and until such Board Member’s successor is duly elected and qualifies or until such Board Member sooner dies, resigns, retires or is removed. As previously announced, the Board has approved the termination of KHI, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2016. Board Members elected to the Board of KHI at the Meeting will serve until the termination of the Fund. In the event the termination of KHI does not occur, Board Members elected to the Board of KHI at the Meeting would serve until the annual meeting of shareholders in 2019. The Class II Board Member nominees standing for election at the Meeting are: Mr. Henry P. Becton, Jr., Dr. Paul K. Freeman, Mr. William McClayton and Ms. Jean Gleason Stromberg. Under the Fund’s current retirement policy, Mr. Becton, Jr. and Ms. Stromberg are scheduled to retire from the Board on December 31, 2018.

For KTF and KSM only. At the Meeting, the holders of the preferred shares of beneficial interest (“Preferred Shareholders”), voting as a separate class, are entitled to elect two Board Members, and the holders of the common shares of beneficial interest (“Common Shareholders”) and the Preferred Shareholders, voting together as a single class, are entitled to elect three Board Members (as described below).

Pursuant to each Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, the Board of each Fund, with the exception of the two Board Members elected by the vote of the Preferred Shareholders as a separate class, has been divided into three (3) classes with Board Members of each class being elected to serve until the third annual meeting following their election. In addition, two Board Members are elected by the Preferred Shareholders, voting as a separate class, to serve until the next annual meeting. At the Meeting, three (3) Class II Board Members are to be elected by each Fund’s Common Shareholders and Preferred Shareholders, voting together as a single class, each to hold office until

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the annual meeting of shareholders in 2019 and until such Board Member’s successor is duly elected and qualifies or until such Board Member sooner dies, resigns, retires or is removed; and two (2) Board Members are to be elected by each Fund’s Preferred Shareholders only, voting as a separate class, (the “Preferred Board Members”), each to hold office until the annual meeting of shareholders in 2017 and until such Preferred Board Member’s successor has been duly elected and qualifies or until such Preferred Board Member sooner dies, resigns, retires or is removed. The Class II Board Member nominees standing for election at the Meeting are: Mr. Henry P. Becton, Jr., Mr. William McClayton and Ms. Jean Gleason Stromberg. The Preferred Board Member nominees standing for election at the Meeting are: Mr. Keith R. Fox and Dr. Paul K. Freeman. Under each Fund’s current retirement policy, Mr. Becton, Jr. and Ms. Stromberg are scheduled to retire from the Board on December 31, 2018.

For all Funds. The individuals nominated for election as Board Members of each Fund at the Meeting (collectively, the “Board Member Nominees”) were nominated by each Fund’s Board upon the recommendation of the Board’s Nominating and Governance Committee. The Board Member Nominees currently serve as Board Members of each Fund, and currently serve as Board Members of other Deutsche funds advised by DIMA.

It is the intention of the persons named in the enclosed Proxy Card to vote the shares represented thereby for the election of the Board Member Nominees unless the Proxy Card is marked otherwise. Each of the Board Member Nominees has consented to being named in the Proxy Statement and has agreed to serve as a Board Member of a Fund if elected. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board of your Fund.

Information Concerning the Board Member Nominees and Board Members

Information is provided below as of July 1, 2016 for the Board Member Nominees and the continuing Board Members for each Fund’s Board. All of the Board Member Nominees and continuing Board Members are “non-interested” Board Members, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Board Members”). See pages 9-10 for further discussion of the qualifications of the Board Member Nominees and the continuing Board Members.

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Board Member Nominees/Board Members:

Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Henry P. Becton, Jr. (1943)	Board Member	Term: Class II Board Member until 2016 annual shareholder meeting for each Fund Length of Service: Since 1990	Vice Chair and former President, WGBH Educational Foundation; Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; and North Bennett Street School (Boston)	103	Director, Becton Dickinson and Company (medical technology company) (1987-2016)
Keith R. Fox, CFA (1954)	Board Member	Term: Class I Board Member until 2018 annual shareholder meeting for KHI Preferred Board Member until 2016 annual shareholder meeting for KTF and KSM Length of Service: Since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	None

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Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Paul K. Freeman (1950)	Board Member	Term: Class II Board Member until 2016 annual shareholder meeting for KHI Preferred Board Member until 2016 annual shareholder meeting for KTF and KSM Length of Service: Since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorship: Denver Zoo Foundation (December 2012-present); former Directorship: Prisma Energy International	103	None
William McClayton (1944)	Vice Chairperson and Board Member	Term: Class II Board Member until 2016 annual shareholder meeting for each Fund Length of Service: Vice Chairperson, Since 2013; Board Member, Since 2004	Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	None
Jean Gleason Stromberg (1943)	Board Member	Term: Class II Board Member until 2016 annual shareholder meeting for each Fund Length of Service: Since 1997	Retired; formerly: Consultant (1997-2001); Director, Financial Markets, US Government Accountability Office (1996-1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978-1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000-2015), Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	None

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Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John W. Ballantine (1946)	Board Member	Term: Class III Board Member until 2017 annual shareholder meeting for each Fund Length of Service: Since 1999	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Director and Chairman of the Board, Healthways Inc. (population well-being and wellness services) (2003-2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Portland General Electric (utility company) (2003- present)
Dawn-Marie Driscoll (1946)	Board Member	Term: Class I Board Member until 2018 annual shareholder meeting for KTF and KSM Class III Board Member until 2017 annual shareholder meeting for KHI Length of Service: Since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978-1988); Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007-2015); Sun Capital Advisers Trust (mutual funds) (2007-2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	103	None

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Name and Year of Birth	Position(s) with the Deutsche Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Kenneth C. Froewiss (1945)	Chairperson of the Board and Board Member	Term: Class III Board Member until 2017 annual shareholder meeting for each Fund Length of Service: Chairperson, Since 2013; Board Member, Since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997-2014); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); formerly, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	None
Richard J. Herring (1946)	Board Member	Term: Class I Board Member until 2018 annual shareholder meeting for each Fund Length of Service: Since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951)	Board Member	Term: Class III Board Member until 2017 annual shareholder meeting for each Fund Length of Service: Since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994-present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company (medical technology company) (2012- present); Director BioTelemetry, Inc. (health care) (2009- present)
William N. Searcy, Jr. (1946)	Board Member	Term: Class I Board Member until 2018 annual shareholder meeting for each Fund Length of Service: Since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	None

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(1)	The length of time served represents the year in which the Board Member joined the Board of one or more Deutsche funds currently overseen by the Board.

Unless otherwise noted, each Board Member and Board Member Nominee has engaged in the principal occupation(s) noted in the table above for at least the most recent five years, although not necessarily in the same capacity. The mailing address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

As reported to the Funds, Exhibit A to this Proxy Statement sets forth the dollar range of equity securities and number of shares beneficially owned by each Board Member in each Fund as of July 1, 2016. Exhibit A also sets forth the aggregate dollar range of equity securities beneficially owned by each Board Member in all Deutsche funds overseen by the Board Member as of July 1, 2016.

The Nominating and Governance Committee of the Board of each Fund is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member’s record of service as a director or trustee of public and private organizations. In the case of each Board Member, this included his or her many years of previous service as a director or trustee of certain of the Deutsche funds. This previous service has provided these Board Members with a valuable understanding of the history of the Deutsche funds and the DIMA organization and has also served to demonstrate his or her high level of diligence and commitment to the interests of fund shareholders and his or her ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine — Mr. Ballantine’s experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major U.S. bank.

Henry P. Becton, Jr. — Mr. Becton’s professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

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Dawn-Marie Driscoll — Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Paul K. Freeman — Dr. Freeman’s professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.

Kenneth C. Froewiss — Dr. Froewiss’ professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring — Mr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton — Mr. McClayton’s professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel — Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy, Jr. — Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg — Ms. Stromberg’s professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange

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Commission and the U.S. Government Accountability Office and her experience as a director and audit committee member of several major non-profit organizations.

Officers

The officers of each Fund are set forth in Exhibit B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from each Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, as applicable. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the Deutsche fund complex.

Fund officers who are officers, directors, employees or stockholders of Deutsche Asset Management (“Deutsche AM”) or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Deutsche AM division of Deutsche Bank AG, or its affiliates, and as a result may be deemed to indirectly receive a portion of their compensation from revenues generated by the Funds.

Exhibit C to this Proxy Statement sets forth compensation paid to each Independent Board Member by each Fund for its most recently completed fiscal year and to each Independent Board Member by the Deutsche fund complex for the calendar year ended December 31, 2015.

Board Structure

The primary responsibility of each Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the Board Member Nominees are elected by shareholders, each Board will be comprised of eleven individuals, all of whom are Independent Board Members. Each of the Board Member Nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of each Fund.

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Each Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel. An Independent Board Member, Dr. Froewiss, currently serves as Chairperson of the Board of each Fund.

During calendar year 2015, the Board of each Fund met nine (9) times. Each Board Member attended at least 75% of the respective meetings of each Board and the committees (if a member thereof) held during calendar year 2015. The Chairman of the Board attended the 2015 annual shareholder meeting of each Fund.

The Board of each Fund provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139, who will forward it to a specific Board Member if addressed to that Board Member.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the Deutsche funds, each Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendations of the Nominating and Governance Committee. The membership and chair of each committee consists solely of Independent Board Members.

Each Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of each Fund’s investment advisor, the Board

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regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Deutsche funds and to discuss with the Fund’s investment advisor and administrator how it monitors and controls such risks.

The Board of each Fund has established the following standing committees: Audit Committee and Valuation Sub-Committee, Nominating and Governance Committee, Contract Committee, Investment Oversight Committee and Operations Committee (each a “Committee”). The Board of each Fund also has a Dividend Committee which has no responsibility with respect to the Funds. For each Committee, except the Dividend Committee, a written charter setting forth the Committee’s responsibilities was adopted by each Board. The function, membership and number of meetings held in calendar year 2015 for each Committee is discussed below.

Audit Committee. The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund’s accounting and financial reporting policies and procedures, (3) a Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting, (4) valuation of Fund assets and securities and (5) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. The Audit Committee oversees the valuation of Fund securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in a Fund’s Valuation Procedures. The Audit Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Audit Committee is not in session. The current members of each Fund’s Valuation Sub-Committee are John W. Ballantine, Richard J. Herring, Henry P. Becton, Jr. (Alternate), Paul K. Freeman (Alternate) and William McClayton (Alternate). The Audit Committee also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. Each Fund’s Audit Committee is governed by the Audit Committee Charter, which is available on each Fund’s information page at https://www.deutschefunds.com/EN/products/closed-end-prices-performance.jsp (click on the relevant Fund). Each

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Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards applicable to closed-end funds. Pursuant to the charter of each Fund’s Audit Committee, no member of the Audit Committee shall serve on the audit committee of more than three public companies unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the committee. At its January 2012 meeting, the Board of each Fund considered the fact that Mr. Richard Herring had begun simultaneous service on more than three public company audit committees and determined that such service would not impair his ability to effectively serve on the Audit Committee. During the calendar year 2015, the Audit Committee of each Fund’s Board held seven (7) meetings.

In January 2016, each Fund’s Audit Committee reviewed and discussed the audited financial statements with management for the Fund’s fiscal year ended 2015. Each Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16 (Communications With Audit Committees). Each Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and each Fund’s Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. Based on its review of each Fund’s financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, each Fund’s Audit Committee recommended to its Fund’s Board that the audited financial statements be included in the annual report provided to shareholders for each Fund’s fiscal year ended 2015. The current members of each Fund’s Audit Committee are:

Paul K. Freeman (Chair)

William McClayton (Vice Chair)

John W. Ballantine

Henry P. Becton, Jr.

Richard J. Herring

Nominating and Governance Committee.  The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The

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Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise, and (vi) the current composition of the Board. Each Fund’s Nominating and Governance Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by shareholders for candidates for Board positions on the same basis as candidates recommended by other sources. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Each Fund’s Nominating and Governance Committee is governed by a Nominating and Governance Committee Charter, which is available on each Fund’s information page at https://www.deutschefunds.com/EN/products/closed-end-prices-performance.jsp (click on the relevant Fund). Each Fund’s Nominating and Governance Committee is comprised of only Independent Board Members who are “independent” as defined in the NYSE listing standards applicable to closed-end funds. The current members of each Fund’s Nominating and Governance Committee are Rebecca W. Rimel (Chair), Henry P. Becton, Jr. (Vice Chair), John W. Ballantine and William McClayton. During the calendar year 2015, the Nominating and Governance Committee of each Fund’s Board held five (5) meetings.

Contract Committee.  The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually (a) a Fund’s financial arrangements with DIMA and its affiliates, and (b) a Fund’s expense ratios. The current members of each Fund’s Contract Committee are Keith R. Fox (Chair), William N. Searcy, Jr. (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Richard J. Herring and Jean Gleason Stromberg. During the calendar year 2015, the Contract Committee of each Fund’s Board held six (6) meetings.

Investment Oversight Committee.  The Investment Oversight Committee, which consists entirely of Independent Board Members,

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reviews the investment operations of the Funds. The Investment Oversight Committee was constituted on November 11, 2015. Prior thereto, each Board had a Fixed Income and Asset Allocation Oversight Committee performing similar functions as the Investment Oversight Committee. The current members of each Fund’s Investment Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Dawn-Marie Driscoll, Paul K. Freeman, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg. During the calendar year 2015, while the Investment Oversight Committee did not meet, the Fixed-Income and Asset Allocation Oversight Committee of each Fund’s Board held five (5) meetings.

Operations Committee.  The Operations Committee, which consists entirely of Independent Board Members, reviews the administrative operations and general compliance matters of a Fund. The Operations Committee reviews administrative matters related to the operations of a Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements and such other tasks as the full Board deems necessary or appropriate. The current members of each Fund’s Operations Committee are Dawn-Marie Driscoll (Chair), William N. Searcy, Jr. (Vice Chair), Keith R. Fox, Rebecca W. Rimel and Jean Gleason Stromberg. During the calendar year 2015, the Operations Committee of each Fund’s Board held six (6) meetings.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board of each Fund may also form ad hoc committees to consider specific issues.

Required Vote

Each Fund will vote separately on the election of Board Member Nominees. For KHI only, a majority of the shares outstanding and entitled to vote on the matter shall elect a Board Member Nominee. For KTF and KSM only, a plurality of shares entitled to vote on the matter shall elect a Board Member Nominee.

Recommendation of the Board

The Board of your Fund believes that the election of each Board Member Nominee is in the best interests of your Fund. Accordingly, the Board unanimously recommends that shareholders of each Fund vote FOR the election of each Board Member Nominee as set forth in the Proposal above.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s Board, including the Independent Board Members, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of its Fund for the current fiscal year. E&Y has served each Fund in this capacity since each Fund was organized and has no direct or indirect financial interest in any Fund except as the independent registered public accounting firm. Representatives of E&Y will not be present at the Meeting.

The following table shows the amount of fees that E&Y billed to (i) each Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to each Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years. Each Fund’s Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that each Fund’s Independent Registered Public Accountant Billed to the Fund and DIMA Entities

	Audit Fees Billed to	Audit Related Fees Billed to(2)		Tax Fees Billed to		All Other Fees Billed to(5)
Fiscal Year Ended November 30,	Fund(1)	Fund	DIMA Entities	Fund(3)	DIMA Entities(4)	Fund	DIMA Entities
KHI
2015	$70,658	$0	$0	$7,478	$563,986	$0	$2,350,151
2014	$63,738	$0	$0	$7,122	$274,022	$0	$7,431,158
KTF
2015	$74,036	$0	$0	$6,879	$563,986	$0	$2,350,151
2014	$67,007	$0	$0	$6,551	$274,022	$0	$7,431,158
KSM
2015	$69,860	$0	$0	$6,384	$563,986	$0	$2,350,151
2014	$60,443	$0	$0	$6,080	$274.022	$0	$7,431,158

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” for the Fund were billed for professional services rendered for tax return preparation.

(4)	“Tax Fees” for the DIMA Entities were billed in connection with tax compliance services and agreed upon procedures.

(5)	“All Other Fees” are the aggregate fees billed for services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

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Non-Audit Services.  The following table shows the amount of fees that E&Y billed during each Fund’s last two fiscal years for non-audit services. Each Fund’s Audit Committee pre-approved all non-audit services that E&Y provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. Each Fund’s Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the DIMA Entities. Each Fund’s Audit Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
KHI
2015	$7,478	$2,914,137	$880,336	$3,801,951
2014	$7,122	$7,705,180	$265,425	$7,977,727
KTF
2015	$6,879	$2,914,137	$880,336	$3,801,352
2014	$6,551	$7,705,180	$265,425	$7,977,156
KSM
2015	$6,384	$2,914,137	$880,336	$3,800,857
2014	$6,080	$7,705,180	$265,425	$7,976,685

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

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According to each Fund’s principal independent registered public accounting firm, substantially all of the principal independent registered public accounting firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal independent registered public accounting firm.

In connection with the audit of the 2014 and 2015 financial statements, each Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by each Fund’s Audit Committee, included provisions in which the parties consented to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, in 2014, an exclusion of punitive damages.

In connection with the audit of the 2016 financial statements, each Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by each Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

1.) For each Fund, in various communications beginning on April 20, 2016, E&Y advised the Fund’s Audit Committee that E&Y had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•

E&Y advised the Fund’s Audit Committee of financial relationships held by covered persons within E&Y that were in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, E&Y concluded that the independence breaches did not and do not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, E&Y indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

•	E&Y advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“E&Y Germany”), through one of

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its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. E&Y informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. E&Y advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, E&Y considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that E&Y was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. E&Y advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, E&Y concluded that the independence breach did not and does not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by E&Y Germany’s investment advisor without E&Y Germany’s permission, authorization or knowledge and E&Y Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, E&Y noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place E&Y in the position of auditing its own work, (iii) result in E&Y acting as management or an employee of the Fund, or (iv) place E&Y in a position of being an advocate of the Fund.

•

E&Y advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“E&Y Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which E&Y Spain acquired. E&Y informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. E&Y advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, E&Y considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that E&Y was and is capable of

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exercising objective and impartial judgment on all issues encompassed within the audit engagements. E&Y advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, E&Y concluded that the independence breach did not and does not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, E&Y noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, E&Y noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place E&Y in the position of auditing its own work, (iii) result in E&Y acting as management or an employee of the Fund, or (iv) place E&Y in a position of being an advocate of the Fund.

E&Y advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that E&Y has been and is capable of objective and impartial judgment on all issues encompassed within E&Y’s audit engagements, and that E&Y can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon E&Y’s description of the facts and the representations made by E&Y, believe that (1) these matters did not impact E&Y’s application of objective and impartial judgment with respect to all issues encompassed within E&Y’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.) For each Fund, in various communications beginning on June 27, 2016, E&Y also informed the Audit Committee that E&Y had identified independence breaches where E&Y and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. E&Y informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

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The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by DIMA and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). E&Y’s lending relationships affect E&Y’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

E&Y informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, E&Y has concluded that the lending relationships described above do not and will not impair E&Y’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for each Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that E&Y has been and is capable of objective and impartial judgment on all issues encompassed within E&Y’s audit engagements. E&Y informed the Audit Committee that its conclusion was based on a number of factors, including, among others, E&Y’s belief that the lenders are not able to impact the impartiality of E&Y or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at E&Y who arranged E&Y’s lending relationships have no oversight of, or ability to influence, the individuals at E&Y who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected E&Y’s independence under the Loan Rule with respect to the Fund. E&Y confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

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ADDITIONAL INFORMATION

Quorum and Required Vote.  Proxies are being solicited from each Fund’s shareholders by the respective Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR the election of all Board Member Nominees and as the persons named in the proxy determine on such other business as may come before the Meeting. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any recommended by the Board. Except for Board Members elected solely by the Preferred Shareholders of KTF and KSM, if an annual meeting is called for the purpose of considering the election of Board Members, and a then current Board Member up for election is not elected and such Board Member’s successor is not elected and qualified, then the current Board Member shall remain a member of the relevant class, holding office until the annual meeting held in the third succeeding year after such annual meeting is initially called and until the election and qualification of such Board Member’s successor, if any, or until such current Board Member sooner dies, resigns, retires or is removed. For Board Members elected solely by the Preferred Shareholders of KTF and KSM, if a Board Member does not receive the required vote, such Board Member will continue to serve until the next annual meeting of the Fund and until his or her successor has been elected and qualifies.

For each Fund, the presence at the Meeting of 30% of the shares of such Fund outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

For KHI, to the extent permitted by the Amended and Restated Agreement and Declaration of Trust, any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority

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of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice to the extent permitted by the Amended and Restated Agreement and Declaration of Trust. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such adjournment. For KTF and KSM, any meeting of shareholders may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice. Adjournment will subject a Fund to additional expenses.

For each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For KHI only, a majority of shares of KHI outstanding and entitled to vote on the matter shall elect a Board Member Nominee. For KTF and KSM only, a plurality of shares entitled to vote shall elect a Board Member Nominee. As noted previously, the Preferred Shareholders of KTF and KSM, voting as a separate class for each respective Fund, are entitled to elect two Board Members and the holders of the Common Shares and Preferred Shares of KTF and KSM, voting together as a single class for each Fund, are entitled to elect three Board Members. For KHI, abstentions and broker non-votes will have the effect of a vote against the Proposal. For KTF and KSM, abstentions and broker non-votes, if any, will have no effect on the Proposal.

Record Date and Method of Tabulation.  Shareholders of record of each Fund at the close of business on July 20, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, shares of each Fund were issued and outstanding as follows:

Fund Name	Shares Outstanding
KHI	15,106,854.90
KTF
Common	39,361,249.67
Preferred	39,750.00
KSM
Common	11,183,017.76
Preferred	2,800.00

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting. Shareholders will vote by individual Fund on the Proposal.

Deutsche Bank Voting.  Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which

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are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank Trust and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership.  As of the Record Date, each Fund knows of no person who beneficially owns more than 5% of any of the outstanding shares of a class of the Fund, except as follows:

Fund Name and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage of Class Owned
Deutsche High Income Trust, Common Shares	Saba Capital Management, L.P. (1) 405 Lexington Avenue, 58th New York, NY 10174	2,226,209	14.74%
Common Shares	First Trust Portfolios L.P.(2) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,112,742	7.37%
Deutsche Municipal Income Trust, Common Shares	First Trust Portfolios L.P.(3) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,455,189	6.24%
Deutsche Municipal Income Trust, Floating Rate Municipal Term Preferred Shares, Series 2018	Citibank, N.A.(4) 399 Park Ave. New York, NY 10022	39,750	100%
Deutsche Strategic Municipal Income Trust, Common Shares	First Trust Portfolios L.P.(5) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	888,417	7.94%
Deutsche Strategic Municipal Income Trust, Floating Rate Municipal Term Preferred Shares, Series 2018	Citibank, N.A.(6) 399 Park Ave. New York, NY 10022	2,800	100%

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(1)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13D/A filed with the SEC with respect to KHI on March 1, 2016.

(2)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with the SEC with respect to KHI on January 28, 2016.

(3)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with the SEC with respect to KTF on February 2, 2016.

(4)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G filed with the SEC with respect to KTF on July 7, 2015.

(5)

This information, including the number of shares owned (but not the percent) is based exclusively on information provided by such entity on Schedule 13G/A filed with the SEC with respect to KSM on January 27, 2016.

(6)	This information is based exclusively on information provided by such entity on Schedule 13G filed with the SEC with respect to KSM on July 7, 2015.

Collectively, for each Fund, the Board Members and executive officers of the Fund own less than 1% of such Fund’s outstanding shares. As of December 31, 2015, the Independent Board Members and executive officers did not own any Preferred Shares of KTF or KSM. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Proxies.  Each Fund will pay its costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone. In addition to solicitations by mail, solicitations also may be made by telephone, through the Internet or in person by officers and representatives of each Fund, by officers and employees of DIMA and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Georgeson Inc. has been engaged to assist in the solicitation of proxies for each Fund at an estimated cost of $6,706 for KHI, $6,747 for KTF and $6,635 for KSM, plus reimbursement for out-of-pocket expenses. However, the exact cost will depend on the amount and types of services rendered. If the shareholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

26

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or replacement Proxy Card(s) or for directions on how to attend the Meeting in person, they may call Georgeson Inc. toll-free at 866-821-2570. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Georgeson Inc. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Funds will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of each Fund’s shares, (c) payment to Georgeson Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

One Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless a Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, shareholders should call 800-349-4281 or write to your Fund at 345 Park Avenue, New York, New York 10154.

Revocation of Proxies.  Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of your Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of

27

such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2015, all filings required by Section 16(a) were timely, with the following exceptions: Ashton Goodfield, portfolio manager of KTF and KSM, filed a late Form 3 for each of those Funds. These filings related solely to such individual’s designation as a Reporting Person and did not relate to any transactions.

Investment Advisor and Administrator.  DIMA, 345 Park Avenue, New York, New York 10154, serves as each Fund’s investment advisor and administrator. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG.

Deutsche AM represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries. Deutsche AM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders’ meeting to be held in 2017 should send their written proposals to the Secretary of the applicable Fund at the following address: Deutsche Investment Management Americas Inc., One Beacon Street, Boston, MA 02108.

It is currently anticipated that the next annual meeting of shareholders for KTF and KSM will be held in September 2017. Because KHI is scheduled to liquidate no later than November 30, 2016, KHI does not currently anticipate convening an annual shareholder meeting in 2017. However, in the event that a 2017 annual meeting for KHI is held, the deadlines below would apply. A shareholder wishing to submit a proposal for inclusion in a Fund’s proxy statement for the 2017 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal along with all information required by the advanced notice provisions of the Amended and Restated By-Laws as described in the next paragraph to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than April 24, 2017 as timely. The timely submission of a proposal, however, does not guarantee its inclusion.

28

Each Fund has established advance notice requirements pursuant to its Amended and Restated By-Laws for the submission of shareholder proposals, including proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, to be considered by shareholders at an annual meeting, which do not apply to holders of Preferred Shares of KTF and KSM to the extent set forth in the applicable By-Laws. Pursuant to the advance notice provisions of each Fund’s Amended and Restated By-Laws for nominations of individuals for election to the Board or other business to be properly brought before an annual meeting by a shareholder pursuant to the advance notice provisions, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than March 25, 2017 nor later than 5:00 p.m., Eastern Time, on April 24, 2017. However, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made. Each Fund’s advance notice requirements are set forth as follows: KHI in Exhibit D; and KTF and KSM in Exhibit E. The timely submission of a proposal, however, does not guarantee that it will be considered at the applicable annual meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON INC. AT 866-821-2570.

29

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2016:

The Notice of Meeting, Proxy Statement and Proxy Card(s) are available at www.proxy-direct.com/deu-28063.

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EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of July 1, 2016, the Board Members and the officers of each Fund as a whole owned less than 1% of the outstanding shares of the Funds.

The following tables show the dollar range of equity securities beneficially owned and the number of shares beneficially owned by each Board Member in each Fund as of July 1, 2016.

Under its Board Governance Policies, each Fund’s Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $275,000 in the Deutsche Funds. Each Board Member owns over $275,000 of shares on an aggregate basis in all Deutsche funds overseen by the Board Member as of July 1, 2016.

Dollar Range of Equity Securities Beneficially Owned

Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg
Deutsche High Income Trust	0	0	$1-$10,000	0	0	$1-$10,000	$1-$10,000	0	0	0	0
Deutsche Municipal Income Trust	0	0	$1-$10,000	$10,001- $50,000	$10,001- $50,000	$1-$10,000	$1-$10,000	0	0	$10,001- $50,000	0
Deutsche Strategic Municipal Income Trust	0	0	$1-$10,000	$10,001- $50,000	$1-$10,000	$10,001- $50,000	$1-$10,000	0	$1-$10,000	0	0
Aggregate Dollar Range of Equity Securities Owned in All Deutsche Funds Overseen by Nominee/Board Member	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000	Over $275,000

A-1

Number of Shares Beneficially Owned

Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg
Deutsche High Income Trust	0	0	500	0	0	1,100	1,000	0	0	0	0
Deutsche Municipal Income Trust	0	0	330	1,000	2,500	600	600	0	0	2,223	0
Deutsche Strategic Municipal Income Trust	0	0	323	1,000	750	1,100	600	0	405	0	0

A-2

EXHIBIT B

OFFICERS(1)

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth, Position(s) with the Fund and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held
Brian E. Binder (1972)(4) President and Chief Executive Officer, 2013 — present	Managing Director(3) and Head of US Product and Fund Administration, Deutsche Asset Management (since 2013); Director and President, Deutsche AM Service Company (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012)

John Millette (1962) Vice President and Secretary, 1999 — present	Director(3), Deutsche Asset Management, Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015), and Director and Vice President, Deutsche AM Trust Company (since 2016)

Paul H. Schubert (1963)(5) Chief Financial Officer, 2004 — present Treasurer, 2005 — present	Managing Director(3), Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004-2013)

Caroline Pearson (1962) Chief Legal Officer, 2010 — present	Managing Director(3), Deutsche Asset Management, Secretary, Deutsche AM Distributors, Inc. and Secretary, Deutsche AM Service Company

Hepsen Uzcan (1974)(5) Vice President, since 2016(6) Assistant Secretary, 2013 — present	Director(3), Deutsche Asset Management

Scott D. Hogan (1970) Chief Compliance Officer, Since 2016(7)	Director(3), Deutsche Asset Management

Wayne Salit (1967)(5) Anti-Money Laundering Compliance Officer, 2014 — present	Director(3), Deutsche Asset Management (since 2014); formerly, Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); Director, AML Compliance Officer at Deutsche Bank (2004-2011)

B-1

Name, Year of Birth, Position(s) with the Fund and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held
Paul Antosca (1957) Assistant Treasurer, 2007 — present	Director(3), Deutsche Asset Management

Jack Clark (1967) Assistant Treasurer, 2007 — present	Director(3), Deutsche Asset Management

Diane Kenneally (1966) Assistant Treasurer, 2007 — present	Director(3), Deutsche Asset Management

(1)

As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(2)	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds. The officers are elected by the Board on an annual basis.

(3)	Executive title, not a board directorship.

(4)	Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(5)	Address: 60 Wall Street, New York, New York 10005.

(6)	Effective as of May 11, 2016.

(7)	Effective June 1, 2016.

B-2

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each Independent Board Member by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each Independent Board Member from the Deutsche fund complex for the calendar year ended December 31, 2015. No Independent Board Member of the Funds receives pension or retirement benefits from the Funds.

	Independent Board Members
Fund Name	John W. Ballantine		Henry P. Becton, Jr.	Dawn-Marie Driscoll		Keith R. Fox		Paul K. Freeman		Kenneth C. Froewiss		Richard J. Herring	William McClayton		Rebecca W. Rimel		William N. Searcy, Jr.	Jean Gleason Stromberg
Deutsche High Income Trust	$1,098		$1,072	$1,085		$1,116		$1,116		$1,245		$1,072	$1,124		$1,098		$1,072	$1,085
Deutsche Municipal Income Trust	$2,810		$2,688	$2,749		$2,892		$2,892		$3,501		$2,688	$2,932		$2,810		$2,688	$2,749
Deutsche Strategic Municipal Income Trust	$1,275		$1,239	$1,257		$1,298		$1,298		$1,477		$1,239	$1,310		$1,275		$1,239	$1,257
Total Compensation from Fund Complex(1)	$290,000	(4)	$275,000	$282,500	(4)	$300,000	(4)	$300,000	(4)	$375,000	(2)	$275,000	$305,000	(3)(4)	$290,000	(4)	$275,000	$282,500	(4)

(1)	For each Independent Board Member total compensation from the Deutsche fund complex represented compensation from 106 funds as of December 31, 2015.

(2)	Includes $100,000 in annual retainer fees received by Dr. Froewiss as Chairperson of Deutsche funds.

(3)	Includes $15,000 in annual retainer fees received by Mr. McClayton as Vice Chairperson of Deutsche funds.

(4)	Includes an annual retainer fee for serving as Chairperson of a Board Committee.

C-1

EXHIBIT D

ADVANCE NOTICE REQUIREMENTS FOR

DEUTSCHE HIGH INCOME TRUST (“KHI”)

The following is an excerpt from the Amended and Restated By-Laws for KHI. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for KHI. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.9	Advance Notice of Shareholder Nominees for Trustees and Other Shareholder Proposals.

(a)	Annual Meetings of Shareholders.

(1)	Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Trust’s notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of Shares both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary as provided in Section 9.9(a)(2) of these By-laws and at the time of the annual meeting, (B) is entitled to vote the applicable Shares at the meeting and (C) has complied with the procedures set forth in this Section 9.9(a). The requirements of this Section 9.9 will apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Trust’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)

For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.9, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day and not later than 5:00 p.m.,

Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders. However, in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.9(a)(2) or Section 9.9(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of beneficial interest of the Trust that are owned of record or beneficially owned by such individual, (C)the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Trust, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a Trustee or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a Trustee or Trustees that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of beneficial interest of the Trust which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Trust or with value derived in whole or in part from the value of any class or series of shares of the Trust, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of beneficial interest of the Trust or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Trust, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Trust, (D) any short interest in any security of the Trust (for purposes of this Section 9.9(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Trust owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Trust, (F) any proportionate interest in the shares of the Trust or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Trust or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Trust’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Trust’s share ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) of the 1934 Act; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of Shares supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a Trustee, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.10 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a shareholder of the Trust); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a Trustee pursuant to Section 9.9(a)(1)(iii), the Trust may require the proposed nominee to furnish such other information as may reasonably be required by the Trust to determine the eligibility of such proposed nominee to serve an in independent Trustee of the Trust or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 9.9.

(3)	Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.9 to the contrary, in the event the Board of Trustees increases the number of Trustees and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Trust not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Trust.

(4)	For purposes of this Section 9.9, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Trust’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)

Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these By-laws. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of Shareholders at which Trustees are to be elected (i) pursuant to the Trust’s notice of meeting given by the Secretary or Trustees pursuant to Section 9.3 of these

By-laws, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of Shares both as of the time the Shareholder Notice was delivered to the Secretary as provided in Section 9.9(a)(2) of these By-laws and at the time of the special meeting, (B) is entitled to vote the applicable Shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.9 as to such nomination. In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Trust’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.9(a) of these By-laws shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Trustees to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)	General.

(1)

Upon written request by the Secretary or the Board of Trustees or any committee thereof, any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.9. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 9.9. Notwithstanding anything herein to the contrary, the Trust shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.9 shall be eligible for election by Shareholders as Trustees, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Except as otherwise provided by law, the Declaration or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the Declaration and these By-laws and, if any proposed nomination or business is not in compliance with the procedures set forth in the Declaration or these By-laws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)	For purposes of this Section 9.9, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Trust or by its investment adviser or an affiliate of such investment adviser with respect to the Trust.

(4)	Notwithstanding the foregoing provisions of this Section 9.9, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 9.9.

9.10	Submission of Questionnaire, Representation and Agreement. To be eligible to be a Shareholder nominee for election as a Trustee of the Trust, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a Shareholder Notice) to the Secretary of the Trust at the principal executive office of the Trust a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary of the Trust upon written request) and a written representation and agreement that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a Trustee of the Trust, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Trust or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Trustee of the Trust, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Trustee that has not been disclosed therein and (c) in such person’s individual capacity, would be in compliance, if elected as a Trustee of the Trust, and will comply with all applicable publicly disclosed trust governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Trust.

EXHIBIT E

ADVANCE NOTICE REQUIREMENTS FOR

DEUTSCHE MUNICIPAL INCOME TRUST (“KTF”)

DEUTSCHE STRATEGIC MUNICIPAL INCOME TRUST (“KSM”)

The following is an excerpt from the Amended and Restated By-Laws for KTF and KSM. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for KTF and KSM. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

2.6	Advance Notice of Shareholder Nominees for Trustees and Other Shareholder Proposals and Shareholder-Requested Special Meetings.

(a)	Applicability and Definitions. This Section 2.6 shall not apply to any preferred share of beneficial interest of the Trust or holder thereof to the extent that it would alter, amend or repeal any right, power or preference of such preferred share or any holder thereof. For purposes of this Section 2.6, the following terms have the following meanings: “Shareholder” means any record owner of common shares of beneficial interest of the Trust; “1934 Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, all as amended from time to time; and “1940 Act” means the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time.

(b)	Annual Meetings of Shareholders.

(1)

Except as provided in Article IV Section 1(f) of the Declaration, Trustees shall be elected only at annual meetings. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting (i) pursuant to the Trust’s notice of meeting given pursuant to Section 2.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) by any Shareholder if such record owner (A) can demonstrate to the Trust record ownership of shares of beneficial interest of the Trust both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary as provided in Section 2.6(b)(2) of these By-laws and at the time of the annual meeting, (B) is entitled to vote the applicable shares of beneficial interest of the Trust at the meeting and (C) has complied with the procedures set forth in this Section 2.6(b). The requirements of this Section 2.6 will apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Trust’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to shareholders by means of an independently financed proxy solicitation or otherwise presented to shareholders.

(2)

For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (b)(1) of this Section 2.6, the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to shareholders. However, in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary or Trustees pursuant to Section 2.3 of these By-laws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 2.6(b)(2) or Section 2.6(c)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a Trustee, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of beneficial interest of the Trust that are owned of record or beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Trust, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a Trustee or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a Trustee or Trustees that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person

therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of beneficial interest of the Trust which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Trust or with value derived in whole or in part from the value of any class or series of shares of the Trust, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of beneficial interest of the Trust or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Trust, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Trust, (D) any short interest in any security of the Trust (for purposes of this Section 2.6(b)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Trust owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Trust, (F) any proportionate interest in the shares of the Trust or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position, directly or indirectly, beneficially owns an interest in a general partner, or entity that holds a similar position (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Trust or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Trust’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Trust’s share ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Trustees in a contested election pursuant to Regulation 14A (or any successor provision) of the 1934 Act; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other shareholder or beneficial owner of shares of beneficial interest of the Trust supporting the nominee for election or reelection as a Trustee or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a Trustee, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 2.6(e) of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a shareholder of the Trust); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a Trustee pursuant to Section 2.6(b)(1)(iii), the Trust may require the proposed nominee to furnish such other information as may reasonably be required by the Trust to determine the eligibility of such proposed nominee to serve an in independent Trustee of the Trust or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 2.6.

(3)	Notwithstanding anything in the second sentence of subsection (b)(2) of this Section 2.6 to the contrary, in the event the Board of Trustees increases the number of Trustees and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 2.6(b) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Trust not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Trust.

(4)

For purposes of this Section 2.6, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Trust’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of beneficial interest of the Trust owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(c)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary or Trustees pursuant to Section 2.3 of these By-laws. Nominations of individuals for election to the Board of Trustees may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to the Trust’s notice of meeting given pursuant to Section 2.3 of these By-laws, (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any Shareholder if such Shareholder (A) can demonstrate to the Trust record ownership of shares of beneficial interest in the Trust both as of the time the Shareholder Notice was delivered to the Secretary as provided in Section 2.6(b)(2) of these By-laws and at the time of the special meeting, (B) is entitled to vote the applicable shares at the special meeting and (C) has complied with the procedures set forth in this Section 2.6 as to such nomination. In the event a special meeting of shareholders is called for the purpose of electing one or more individuals to the Board of Trustees, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Trust’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 2.6(b) shall be delivered to the Secretary at the principal executive office of the Trust not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of shareholders and of the nominees proposed by the Board of Trustees to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(d)	General.

(1)	Upon written request by the Secretary or the Board of Trustees or any committee thereof, any Shareholder proposing a nominee for election as a Trustee or any proposal for other business at a meeting of shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Trustees or any committee thereof or any authorized officer of the Trust, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 2.6. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Trustees not to have been provided in accordance with this Section 2.6. Notwithstanding anything herein to the contrary, the Trust shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 2.6 shall be eligible for election by shareholders as Trustees, and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Except as otherwise provided by law, the Declaration or these By-laws, the chairman presiding over the meeting of shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the Declaration and these By-laws and, if any proposed nomination or business is not in compliance with the procedures set forth in the Declaration or these By-laws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of shareholders shall be binding on all parties.

(3)

For purposes of this Section 2.6, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Trust or by its investment adviser or an affiliate of such investment adviser with respect to the Trust.

(4)	Notwithstanding the foregoing provisions of this Section 2.6, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 2.6. Nothing in this Section 2.6 shall be deemed to affect any right of the holders of any series of the Trust’s preferred shares of beneficial interest (if any) if and to the extent provided under law, the Declaration of Trust or these By-laws.

(e)	Submission of Questionnaire, Representation and Agreement. To be eligible to be a Shareholder nominee for election as a Trustee of the Trust, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of a Shareholder Notice) to the Secretary of the Trust at the principal executive office of the Trust a written questionnaire with respect to the background and qualification of such person (which questionnaire shall be provided by the Secretary of the Trust upon written request) and a written representation and agreement that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such person, if elected as a Trustee of the Trust, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Trust or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Trustee of the Trust, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any Person other than the Trust with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Trustee that has not been disclosed therein and (c) in such person’s individual capacity, would be in compliance, if elected as a Trustee of the Trust, and will comply with all applicable publicly disclosed trust governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Trust.

CE.PROXY-072016-KHI.KTF.KSM

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue New York, NY 10154 on September 30, 2016

Please detach at perforation before mailing.

DEUTSCHE HIGH INCOME TRUST (THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 30, 2016	PROXY CARD

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held September 30, 2016 at 9:00 a.m. (Eastern time), at 345 Park Avenue, New York, New York 10154, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	KHI_28063_081116

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on September 30, 2016.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/deu-28063

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ¢

VOTE THE PROPOSAL:

			FOR	WITHHOLD	FOR ALL
1.	Election of Class II Board Members:		ALL	ALL	EXCEPT

	01. Henry P. Becton, Jr.	03. William McClayton	☐	☐	☐
	02. Paul K. Freeman	04. Jean Gleason Stromberg

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

KHI_28063_081116

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue New York, NY 10154 on September 30, 2016

Please detach at perforation before mailing.

DEUTSCHE MUNICIPAL INCOME TRUST (THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 30, 2016	PROXY CARD

COMMON SHARES

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held September 30, 2016 at 9:00 a.m. (Eastern time), at 345 Park Avenue, New York, New York 10154, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	KTF_28063_081116

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

The Joint Annual Meeting of Shareholders to Be Held on September 30, 2016.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/deu-28063

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ¢

VOTE THE PROPOSAL:

			FOR	WITHHOLD	FOR ALL
1.	Election of Class II Board Members:		ALL	ALL	EXCEPT

	01. Henry P. Becton, Jr.	03. Jean Gleason Stromberg	☐	☐	☐
02. William McClayton

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

KTF_28063_081116

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue New York, NY 10154 on September 30, 2016

Please detach at perforation before mailing.

DEUTSCHE MUNICIPAL INCOME TRUST (THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 30, 2016	PROXY CARD

PREFERRED SHARES

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held September 30, 2016 at 9:00 a.m. (Eastern time), at 345 Park Avenue, New York, New York 10154, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	Pref_KTF_28063_081116

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on September 30, 2016.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/deu-28063

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ¢

VOTE THE PROPOSAL:

			FOR	WITHHOLD	FOR ALL
1.	Election of Class II Board Members:	Preferred Shares Only	ALL	ALL	EXCEPT

	01. Henry P. Becton, Jr.	04. Keith R. Fox	☐	☐	☐
	02. William McClayton	05. Paul K. Freeman
03. Jean Gleason Stromberg

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

Pref_KTF_28063_081116

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue New York, NY 10154 on September 30, 2016

Please detach at perforation before mailing.

DEUTSCHE STRATEGIC MUNICIPAL INCOME TRUST (THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 30, 2016	PROXY CARD

COMMON SHARES

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held September 30, 2016 at 9:00 a.m. (Eastern time), at 345 Park Avenue, New York, New York 10154, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	KSM_28063_081116

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on September 30, 2016.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/deu-28063

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ¢

VOTE THE PROPOSAL:

			FOR	WITHHOLD	FOR ALL
1.	Election of Class II Board Members:		ALL	ALL	EXCEPT

	01. Henry P. Becton, Jr.	03. Jean Gleason Stromberg	☐	☐	☐
02. William McClayton

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

KSM_28063_081116

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue New York, NY 10154 on September 30, 2016

Please detach at perforation before mailing.

DEUTSCHE STRATEGIC MUNICIPAL INCOME TRUST (THE “FUND”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 30, 2016	PROXY CARD

PREFERRED SHARES

The undersigned hereby appoints John Millette, Caroline Pearson and Hepsen Uzcan, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held September 30, 2016 at 9:00 a.m. (Eastern time), at 345 Park Avenue, New York, New York 10154, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of the Fund.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	Pref_KSM_28063_081116

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to Be Held on September 30, 2016.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/deu-28063

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ¢

VOTE THE PROPOSAL:

			FOR	WITHHOLD	FOR ALL
1.	Election of Class II Board Members:	Preferred Shares Only	ALL	ALL	EXCEPT

	01. Henry P. Becton, Jr.	04. Keith R. Fox	☐	☐	☐
	02. William McClayton	05. Paul K. Freeman
03. Jean Gleason Stromberg

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

Pref_KSM_28063_081116